CERTIFICATION
                         OF PRINCIPAL EXECUTIVE OFFICER
                   AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report On Form 10-KSB of Segway III Corp., for the year ended December 31, 2003, I, Richard I. Anslow, Principal Executive Officer and Principal Financial Officer of Segway III Corp. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Annual Report on Form 10-KSB for the year ended December 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Annual Report on Form 10-KSB for the year ended December 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Segway III Corp.

SEGWAY III CORP.


/s/ Richard I. Anslow
--------------------------------
Richard I. Anslow
Principal Executive Officer and
Principal Financial Officer

Dated: April 14, 2004